UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 15, 2016

JRJR33, INC.
(Exact name of registrant as specified in its charter)

Florida	001-36755	98-0534701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

2950 North Harwood Street, 22nd Floor, Dallas, Texas 75201
(Address of principal executive offices and zip code)

(469) 913-4115
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2016, JRjr33, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 of this Current Report on Form 8-K, the stockholders of the Company approved an amendment to the Company’s 2015 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock that the Company has the authority to grant under the Plan from 1,500,000 to 3,500,000. A description of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 19, 2016 (the “Proxy Statement”) in the section entitled “Proposal 3-Approval of an Amendment to our 2015 Stock Incentive Plan to Increase the Number of Shares of Common Stock That We Will Have Authority to Grant Under the Plan from 1,500,000 to 3,500,000,” which is incorporated herein by reference.  The description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to the Proxy Statement as Appendix A.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted on the following three (3) proposals and cast their votes as described below. These matters are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on August 19, 2016.

Proposal 1 - Election of Directors

The following eight (8) individuals were elected as directors, to serve until the 2016 Annual Meeting of Stockholders and until their respective successors are elected and qualified, with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. John P. Rochon	22,758,628	42,272	7,644,364
2. John Rochon, Jr.	22,757,356	43,544	7,644,364
3. Julie Rasmussen	22,766,249	34,651	7,644,364
4. Michael Bishop	22,758,035	42,865	7,644,364
5. William H. Randall	22,045,639	755,261	7,644,364
6. Bernard Ivaldi	22,756,361	44,539	7,644,364
7. Roy G. C. Damary	22,063,608	737,292	7,644,364
8. John W. Bickel	22,044,689	756,211	7,644,364

Proposal 2 - Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 based on the votes listed below:

Votes For 30,141,726	Votes Against 30,613	Abstentions 272,925	Broker Non-Votes 0

Proposal 3 - Approval of an Amendment to the Company’s 2015 Incentive Stock Plan

The stockholders approved an amendment to the Plan to increase the number of shares of common stock that the Company has the authority to grant under the Plan from 1,500,000 to 3,500,000 based on the votes listed below:

Votes For 22,040,924	Votes Against 757,086	Abstentions 2,890	Broker Non-Votes 7,644,364

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
JRjr33, Inc. 2015 Stock Incentive Plan (as amended on September 15, 2016) (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 19, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JRjr33, Inc.

Date: September 16, 2016	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

10.1
JRjr33, Inc. 2015 Stock Incentive Plan (as amended on September 15, 2016) (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 19, 2016)